UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Road, Houston, Texas		77056-2723
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                    Results of Operations and Financial Condition.

On January 27, 2005, Marathon Oil Corporation (Marathon) issued a press release announcing fourth quarter and year end 2004 earnings.  The press release is being furnished as an exhibit to this report and is incorporated herein by reference.

Item 9.01                    Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press Release dated January 27, 2005, issued by Marathon Oil Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: January 27, 2005	By:	/s/ A.G. Adkins
A.G. Adkins
Vice President-Accounting and Controller

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated January 27, 2005, announcing Marathon’s financial results for the fourth quarter and year end 2004 earnings.